IDX Risk-Managed Bitcoin Strategy Fund

Investor Class Shares: BTCDX

Institutional Class Shares: BTIDX

Each a Series of IDX Funds

Supplement dated August 30, 2022,

to the

Prospectus and Statement of Additional Information (the “SAI”), each dated April 22, 2022

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At its meeting on August 25, 2022, the Board of Trustees (the “Board”) of IDX Funds (the “Trust”) approved a Shareholder Services Plan on behalf of the Trust and its series, including the IDX Risk-Managed Bitcoin Strategy Fund (the “Fund”), effective August 1, 2022.

Changes to the Summary Prospectus

Effective August 1, 2022, the following replaces the fee tables in the Fund’s summary prospectus:

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class shares(1)	Institutional Class shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.99%	1.99%
Distribution and Service (12b-1) Fees	0.25%	None
Shareholder Service Fees(2)	0.15%	0.15%
Other Expenses(3)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.89%	2.64%

(1)	As of the date of this prospectus, the Investor Class has not commenced operations.
(2)	The Fund has implemented a Shareholder Services Plan on behalf of its Investor and Institutional Class Shares that allows it to make payments of up to 0.15% to financial intermediaries and other service providers in return for shareholder service to Institutional and Retail shareholder accounts.
(3)	Other Expenses are based on estimated amounts for the current fiscal year.

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Changes to the Prospectus

Effective August 1, 2022, the following replaces the information under the sub-heading “Investment Adviser” under the heading “Management” in the Prospectus:

Investment Adviser. IDX Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in April 2019 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of December 31, 2021, the Adviser had approximately $32 million in assets under management and an additional $572 million in assets under advisement. The Adviser’s principal address is 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016. The Adviser is a wholly-owned subsidiary of IDX Global, LLC.

The Adviser has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”) under which the Adviser directs the management of the investments for the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board” or the “Trustees”). Under the Advisory Agreement, the Adviser is to receive a fee from the Fund calculated at the annual rate of 1.99% of the average daily net assets of the Fund.

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement will be available in the Fund’s first shareholder report.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 Plans, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) of the Fund in an amount that limits “Total Annual Fund Operating Expenses” to not more than 2.49% for the Fund through at least April 30, 2024. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund for a period of three years after such fee waiver or expense reimbursements were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before April 30, 2024, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation—Brokerage Services” in the SAI.

Effective August 1, 2022, the following replaces the information under the sub-heading “Networking, Sub-Accounting, and Administrative Fees” under the heading “Investing in the Funds” in the Prospectus:

Networking, Sub-Accounting and Administrative Fees. Certain financial intermediaries may contract with the Funds, or their designees, to perform certain networking, recordkeeping, sub-accounting, or administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Funds. Any such payment by a Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Both Investor and Institutional Class shares pay an annual shareholder services fee of up to 0.15% of average daily net assets attributable to those share classes for shareholder servicing expenses under the Trust’s Shareholder Services Plan.

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Effective August 1, 2022, the following replaces the information under the sub-heading “Share Classes” under the heading “Purchasing Shares” in the Prospectus:

DISTRIBUTION AND SERVICING OF SHARES

Share Classes. Each Fund offers two classes of shares (Investor Class shares and Institutional Class shares). Investor Class shares are available for purchase by all investors. Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to ongoing expenses. The decision as to which share class is more beneficial to you depends on your purchase amount, the length of time you expect to hold your investment and total operating expenses associated with each class.

Investor Class shares and Institutional Class shares of a Fund are sold at net asset value without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Investor Class shares are subject to an annual 12b-1 fee of up to 0.25% of s Fund’s average daily net assets allocable to Investor Class shares. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

The Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”) on behalf of its Investor and Institutional Class shares that allows it to make payments to financial intermediaries and other service providers for shareholder servicing and maintenance of shareholder accounts that are held in omnibus or networked accounts or a similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.15% per year of the Fund’s average daily net assets for each Class’s shares and may not be used to pay for any services in connection with the distribution and sale of such shares.

Changes to the SAI

Effective August 1, 2022, the following heading and information is added to the sub-heading “Administrator and Transfer Agent” under the heading “Management and Administration” in the SAI:

The Fund has adopted a Shareholder Services Plan on behalf of its Investor and Institutional Class shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder services agreement in an amount not to exceed 0.15% of average daily net assets of the Fund attributable to the Class shares. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have entered into written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class’s shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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